Impairment of Mineral Stream Interests	12 Months Ended
Dec. 31, 2025
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Impairment of Mineral Stream Interests
13.	Impairment of Mineral Stream Interests
Based on the Company’s analysis, the following PMPA was determined to be impaired:

	Years Ended December 31

(in thousands)	2025	2024

Cobalt Interests

Voisey’s Bay	-	108,861

Total impairment expense	$-	$108,861
Voisey’s Bay - Impairment at December 31, 2024
On June 11, 2018, the Company entered into an agreement (the “Voisey’s Bay PMPA”) to acquire from Vale an amount of cobalt equal to 42.4% of the cobalt production from its Voisey’s Bay mine, located in Canada, until the delivery of 31 million pounds of cobalt and 21.2% of cobalt production thereafter for the life of mine for a total upfront cash payment of $390 million.
At December 31, 2024, the Company determined there to be an impairment charge relative to the Voisey’s Bay cobalt interest (“Voisey’s Bay PMPA”) due to a significant decline in market cobalt prices. The Voisey’s Bay PMPA had a carrying value at December 31, 2024 of $340 million. Management estimated that the recoverable amount at December 31, 2024 under the Voisey’s Bay PMPA was $231 million, representing its FVLCD and resulting in an impairment charge of $109 million. The recoverable amount related to the Voisey’s Bay PMPA was estimated based on a discounted cash flow model using an average discount rate of 5.5% and the market price of cobalt of $13.62 per pound. As this valuation technique requires the use of estimates and assumptions such as long-term commodity prices, discount rates, recoverable pounds of cobalt and operating performance, it is classified within Level 3 of the fair value hierarchy.